                                                                Exhibit 99.1

   PARK
 NATIONAL
CORPORATION                     N E W S  R E L E A S E


Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792

January 18, 2005                                         For Immediate Release

                PARK NATIONAL CORPORATION ANNOUNCES 2004 EARNINGS
                       AND DIVIDEND FOR FIRST QUARTER 2005

NEWARK, OHIO -- Park National Corporation (Park) (AMEX:PRK) today announced earnings for 2004. Net income for the year totaled $91.507 million, or $6.32 per diluted share, compared to net income of $86.878 million, or $5.97 per diluted share in 2003, representing increases of 5.3 percent in net income and 5.9 percent in net income per diluted share. Park also announced a regular cash dividend of $.90 per share, payable on March 10, 2005 to shareholders on record as of February 22, 2005.

For the fourth quarter of 2004, Park reported net income of $20.897 million, or $1.44 per diluted share, compared to the same period's net income in 2003 of $18.389 million, or $1.26 per diluted share. The fourth quarter showed an increase of 13.6 percent in net income and 14.3 percent in net income per diluted share.

"We are generally pleased with the results in 2004. Hard work and diligence of our associates brought a successful conclusion to a year of improving economic conditions coupled with opportunities to extend our presence in new markets," said Park Chairman C. Daniel DeLawder. "Our focus remains constant - we will help individuals and businesses take advantage of low loan interest rates, offer flexible and innovative deposit services, and help trust and investment clients benefit from a stronger economic environment."

"We are well prepared for 2005 and eagerly anticipate the future. We are confident in our associates' ability to successfully meet the challenges before us and continue to fulfill our promises to customers in the communities we serve," he added.

On December 31, 2004, Park closed its plan and agreement of merger with First Federal Bancorp, Inc. and merged its subsidiary, First Federal Savings Bank of Eastern Ohio, with Park affiliate Century National Bank, headquartered in Zanesville, Ohio. Park closed the year with approximately $5.4 billion in assets, compared to about $5 billion at year-end 2003.

With the January 3rd closing of Park's acquisition of First Clermont Bank (near Cincinnati), Park's 12 community banks operate 124 full-service banking offices and 132 ATMs in 28 Ohio counties. Park also offers 8 offices of Guardian Finance Company in 7 Ohio counties.

Park National Corporation is an Ohio-based bank holding company headquartered in Newark, Ohio. Its significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, First Clermont Division, Scope Aircraft Finance, and Guardian Finance. For more information, visit www.parknationalcorp.com.

                            PARK NATIONAL CORPORATION
                     50 N. THIRD STREET, NEWARK, OHIO 43055
                            WWW.PARKNATIONALCORP.COM

                            PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                DECEMBER 31, 2004

INCOME STATEMENT                                       THREE MONTHS ENDED                          TWELVE MONTHS ENDED
                                                          DECEMBER 31,                                  DECEMBER 31,
                                                                          PERCENT                                       PERCENT
                                                 2004         2003        CHANGE              2004         2003         CHANGE
                                                 ----         ----        ------              ----         ----         ------
NET INTEREST INCOME                            $53,343      $49,486         7.79%           $212,291     $202,637         4.76%
--------------------------------------------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                        2,485        3,170       -21.61%              8,600       12,595       -31.72%
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME                                    12,714       12,588         1.00%             52,641       61,583       -14.52%
--------------------------------------------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                 (899)        (673)                            (793)      (6,060)
--------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSE                                   33,378       32,459         2.83%            126,290      122,376         3.20%
--------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                             29,295       25,772        13.67%            129,249      123,189         4.92%
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                      20,897       18,389        13.64%             91,507       86,878         5.33%
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                        1.46         1.27        14.96%               6.38         6.01         6.16%
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                      1.44         1.26        14.29%               6.32         5.97         5.86%
--------------------------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                          0.90        0.838         7.40%              3.414        3.209         6.39%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS AND OTHER INFORMATION

RETURN ON AVERAGE ASSETS                         1.64%        1.54%                            1.81%        1.81%
--------------------------------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                        14.99%       13.68%                           17.00%       16.69%
--------------------------------------------------------------------------------------------------------------------------------
YIELD ON EARNING ASSETS                          5.88%        5.77%                            5.80%        5.98%
--------------------------------------------------------------------------------------------------------------------------------
COST OF PAYING LIABILITIES                       1.65%        1.57%                            1.52%        1.68%
--------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                              4.55%        4.50%                            4.56%        4.60%
--------------------------------------------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                49.95%       51.56%                           47.11%       45.66%
-------------------------------------------------------------------------------------------------------------------------------
NET LOAN CHARGE-OFFS                            $3,346       $4,504                           $7,864      $11,481
-------------------------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS            0.46%        0.66%                            0.28%        0.43%
--------------------------------------------------------------------------------------------------------------------------------


BALANCE SHEET
AT DECEMBER 31,                                                                     PERCENT
                                                   2004            2003             CHANGE
                                                   ----            ----             ------
INVESTMENTS                                     $1,926,782      $1,991,226           -3.24%
--------------------------------------------------------------------------------------------
LOANS                                            3,120,608       2,730,803           14.27%
--------------------------------------------------------------------------------------------
LOAN LOSS RESERVE                                   68,328          63,142            8.21%
--------------------------------------------------------------------------------------------
GOODWILL AND OTHER INTANGIBLES                      40,887          12,958          215.53%
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                     5,412,584       5,034,956            7.50%
--------------------------------------------------------------------------------------------
DEPOSITS                                         3,689,861       3,414,249            8.07%
--------------------------------------------------------------------------------------------
BORROWINGS                                       1,074,024       1,002,736            7.11%
--------------------------------------------------------------------------------------------
EQUITY                                             562,561         543,041            3.59%
--------------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                                 39.28           37.57            4.55%
--------------------------------------------------------------------------------------------
NONPERFORMING LOANS                                 19,867          21,373           -7.05%
--------------------------------------------------------------------------------------------
NONPERFORMING ASSETS                                22,547          23,692           -4.83%
--------------------------------------------------------------------------------------------
PAST DUE 90 DAY LOANS                                5,439           4,367           24.55%
--------------------------------------------------------------------------------------------

RATIOS
LOANS/ASSETS                                        57.65%          54.24%
---------------------------------------------------------------------------
NONPERFORMING LOANS/LOANS                            0.63%           0.78%
---------------------------------------------------------------------------
PAST DUE 90 DAY LOANS/LOANS                          0.17%           0.16%
---------------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                              2.19%           2.31%
---------------------------------------------------------------------------
EQUITY/ASSETS                                       10.39%          10.79%
---------------------------------------------------------------------------


PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)


                                                                                           DECEMBER 31,
                                                                                --------------------------------
                                                                                  2004                 2003
----------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                      $  155,529           $  169,782
----------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                6,300                    0
----------------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                         2,096                   50
----------------------------------------------------------------------------------------------------------------
   Investment securities                                                         1,926,782            1,991,226
----------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                              3,120,608            2,730,803
----------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                               68,328               63,142
----------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                 3,052,280            2,667,661
----------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                 43,179               36,746
----------------------------------------------------------------------------------------------------------------
   Other assets                                                                    226,418              169,491
----------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                        $5,412,584           $5,034,956
----------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest bearing                                                         $630,882             $547,793
----------------------------------------------------------------------------------------------------------------
      Interest bearing                                                           3,058,979            2,866,456
----------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                          3,689,861            3,414,249
----------------------------------------------------------------------------------------------------------------
   Borrowings                                                                    1,074,024            1,002,736
----------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                86,138               74,930
----------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                       4,850,023            4,491,915
----------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized
         in 2004 and 2003; 15,269,707 shares issued in 2004
         and 15,269,452 in 2003)                                                   208,251              105,895
----------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                          12,442               18,954
----------------------------------------------------------------------------------------------------------------
      Retained earnings                                                            433,260              486,769
----------------------------------------------------------------------------------------------------------------
      Treasury stock (949,480 shares in 2004 and 814,425 shares in 2003)           (91,392)             (68,577)
----------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                562,561              543,041
----------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $5,412,584           $5,034,956
----------------------------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                         DECEMBER 31,
                                                         -------------------------------      ---------------------------------
                                                             2004                2003               2004                2003
----------------------------------------------------------------------------------------      ---------------------------------
Interest income:
   Interest and fees on loans                               $46,791             $44,724           $178,853            $183,929
----------------------------------------------------------------------------------------      ---------------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                21,092              17,428             86,806              73,753
----------------------------------------------------------------------------------------      ---------------------------------
      Obligations of states and political subdivision         1,211               1,462              5,115               6,168
----------------------------------------------------------------------------------------      ---------------------------------
   Other interest income                                        136                 130                219                 779
----------------------------------------------------------------------------------------      ---------------------------------
         TOTAL INTEREST INCOME                               69,230              63,744            270,993             264,629
----------------------------------------------------------------------------------------      ---------------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                             2,061               1,623              6,895               8,026
----------------------------------------------------------------------------------------      ---------------------------------
      Time deposits                                           8,344               9,090             33,103              40,574
----------------------------------------------------------------------------------------      ---------------------------------
   Interest on borrowings                                     5,482               3,545             18,704              13,392
----------------------------------------------------------------------------------------      ---------------------------------
      TOTAL INTEREST EXPENSE                                 15,887              14,258             58,702              61,992
----------------------------------------------------------------------------------------      ---------------------------------

         NET INTEREST INCOME                                 53,343              49,486            212,291             202,637
----------------------------------------------------------------------------------------      ---------------------------------

Provision for loan losses                                     2,485               3,170              8,600              12,595
----------------------------------------------------------------------------------------      ---------------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                  50,858              46,316            203,691             190,042
----------------------------------------------------------------------------------------      ---------------------------------
Other income                                                 12,714              12,588             52,641              61,583
----------------------------------------------------------------------------------------      ---------------------------------
Gain (loss) on sale of securities                              (899)               (673)              (793)             (6,060)
----------------------------------------------------------------------------------------      ---------------------------------

Other expense:
   Salaries and employee benefits                            18,382              17,474             71,464              68,093
----------------------------------------------------------------------------------------      ---------------------------------
   Occupancy expense                                          1,757               1,739              7,024               6,917
----------------------------------------------------------------------------------------      ---------------------------------
   Furniture and equipment expense                            1,351               1,597              5,749               6,434
----------------------------------------------------------------------------------------      ---------------------------------
   Other expense                                             11,888              11,649             42,053              40,932
----------------------------------------------------------------------------------------      ---------------------------------
      TOTAL OTHER EXPENSE                                    33,378              32,459            126,290             122,376
----------------------------------------------------------------------------------------      ---------------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                  29,295              25,772            129,249             123,189
----------------------------------------------------------------------------------------      ---------------------------------

Federal income taxes                                          8,398               7,383             37,742              36,311
----------------------------------------------------------------------------------------      ---------------------------------

         NET INCOME                                         $20,897             $18,389            $91,507             $86,878
========================================================================================      =================================

PER SHARE:

         NET INCOME  -  BASIC                                 $1.46               $1.27              $6.38               $6.01
----------------------------------------------------------------------------------------      ---------------------------------
         NET INCOME  -  DILUTED                               $1.44               $1.26              $6.32               $5.97
----------------------------------------------------------------------------------------      ---------------------------------

         WEIGHTED AVERAGE SHARES - BASIC                 14,305,004          14,463,954         14,344,771          14,458,899
----------------------------------------------------------------------------------------      ---------------------------------
         WEIGHTED AVERAGE SHARES - DILUTED               14,499,782          14,581,080         14,486,327          14,550,874
----------------------------------------------------------------------------------------      ---------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)

                                                                THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                         DECEMBER 31,
                                                         -------------------------------      ---------------------------------
                                                             2004                2003               2004                2003
----------------------------------------------------------------------------------------      ---------------------------------

ASSETS

   Cash and due from banks                                  $142,385           $123,700            $142,102           $133,157
----------------------------------------------------------------------------------------        -------------------------------
   Federal funds sold                                         15,003             48,002               9,328             35,718
----------------------------------------------------------------------------------------        -------------------------------
   Interest bearing deposits                                      23                 50                  38                 50
----------------------------------------------------------------------------------------        -------------------------------
   Investment securities                                   1,859,889          1,705,187           1,918,444          1,788,661
----------------------------------------------------------------------------------------        -------------------------------

   Loans (net of unearned interest)                        2,878,862          2,721,808           2,813,069          2,695,830
----------------------------------------------------------------------------------------        -------------------------------
   Allowance for possible loan losses                         65,220             64,632              64,676             64,735
----------------------------------------------------------------------------------------        -------------------------------
      LOANS, NET                                           2,813,642          2,657,176           2,748,393          2,631,095
----------------------------------------------------------------------------------------        -------------------------------

   Bank premises and equipment, net                           37,436             37,282              36,540             38,077
----------------------------------------------------------------------------------------        -------------------------------
   Other assets                                              207,089            173,401             194,236            176,505
----------------------------------------------------------------------------------------        -------------------------------

            TOTAL ASSETS                                  $5,075,467         $4,744,798          $5,049,081         $4,803,263
----------------------------------------------------------------------------------------        -------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest bearing                                   $605,863           $547,391            $574,561           $522,456
----------------------------------------------------------------------------------------        -------------------------------
      Interest bearing                                     2,944,791          2,884,186           2,946,360          2,901,834
----------------------------------------------------------------------------------------        -------------------------------
         TOTAL DEPOSITS                                    3,550,654          3,431,577           3,520,921          3,424,290
----------------------------------------------------------------------------------------        -------------------------------
   Borrowings                                                896,193            723,727             921,278            796,927
----------------------------------------------------------------------------------------        -------------------------------
   Other liabilities                                          73,934             56,090              68,607             61,655
----------------------------------------------------------------------------------------        -------------------------------
         TOTAL LIABILITIES                                 4,520,781          4,211,394           4,510,806          4,282,872
----------------------------------------------------------------------------------------        -------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock                                           124,922            105,897             110,711            105,860
----------------------------------------------------------------------------------------        -------------------------------
      Accumulated other comprehensive income,
        net of taxes                                          13,511             14,878              11,293             18,862
----------------------------------------------------------------------------------------        -------------------------------
      Retained earnings                                      503,987            480,385             498,192            463,556
----------------------------------------------------------------------------------------        -------------------------------
      Treasury stock                                         (87,734)           (67,756)            (81,921)           (67,887)
----------------------------------------------------------------------------------------        -------------------------------
         TOTAL STOCKHOLDERS' EQUITY                          554,686            533,404             538,275            520,391
----------------------------------------------------------------------------------------        -------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $5,075,467         $4,744,798          $5,049,081         $4,803,263
----------------------------------------------------------------------------------------        -------------------------------
